UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      April 10, 2007
                                                       -------------------------

                              ESCALADE, INCORPRATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

                     0-6996                          13-2739290
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            (Commission File Number)     (IRS Employer Identification No.)


         817 Maxwell Ave, Evansville, Indiana                  47711
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      (Address of Principal Executive Offices)               (Zip Code)

                                 (812) 467-1334
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01   Other Events.

On April 10, 2007, the Company issued a press release announcing that Dan Messmer, President and Chief Executive Officer, unexpectedly died on April 9, 2007.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

         (c)      Exhibits

          EXHIBIT
          NUMBER          DESCRIPTION
            99.1          Press release dated April 10, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Wabash, Indiana by the undersigned hereunto duly authorized.

Date:  April 11, 2007             ESCALADE, INCORPORATED

                                  By: /s/ TERRY D. FRANDSEN
                                      ------------------------------------------
                                      Vice President and Chief Financial Officer

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